SUPPLEMENT DATED APRIL 26, 2001
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
             MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
                              DATED MARCH 30, 2001


     On April 26, 2001, the Board of Trustees of the Fund determined to terminate the sub-advisory agreement between Morgan Stanley Dean Witter Advisors Inc. ("the Investment Manager") and TCW Investment Management Company ("TCW"). Effective May 31, 2001, TCW will cease to serve as the Sub-Advisor of the Fund and the Investment Manager will assume direct responsibility for investment of the Fund's portfolio.


     The Fund will be managed by the Emerging Markets team of the Investment Manager. Current members of the team include Michael Perl, a Principal of the Investment Manager and Robert Meyer, a Managing Director of the Investment Manager.